Exhibit 10.1

THIRTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), is dated November 9, 2026, and is made by and among (a) AIR INDUSTRIES MACHINING, CORP., a New York corporation (“AIM”), NASSAU TOOL WORKS, INC., a New York corporation (“NTW”), THE STERLING ENGINEERING CORPORATION, a Connecticut corporation (“Engineering”, and together with AIM and NTW, individually, a “Borrower”, and collectively the “Borrowers”), (b) AIR INDUSTRIES GROUP, a Nevada corporation (together with its successors and permitted assigns, “Parent”), and AIR REALTY GROUP, LLC, a Connecticut limited liability company (“Realty”, and together with Parent, the “Guarantor”) and SANTANDER BANK, N.A., as successor by merger to Webster Bank, National Association, successor by merger to Sterling National Bank), (together with its successors and permitted assigns, the “Lender”).

RECITALS

Pursuant to that certain Loan and Security Agreement, dated as of December 31, 2019, as amended (the “Loan Agreement”) by and among Borrowers, Guarantor, the other Credit Parties thereto, and Lender, Lender has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement, as amended hereby).

The Credit Parties have requested that Lender make certain amendments to the Loan Agreement, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment to Loan Agreement. As of the Thirteenth Amendment Effective Date, the Loan Agreement is amended as follows:

(a) Section 1.1. The following definitions set forth in Section 1.1 of the Loan Agreement are amended and restated in their entirety to read as follows:

“Maturity Date” means April 30, 2027.

2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any Loan made thereunder.

3. Amendment Fee. In consideration of Lender’s agreement to enter into this Amendment, Borrowers shall pay to Lender a non-refundable amendment fee in an amount equal to $50,000 (the “Amendment Fee”). The Amendment Fee is fully earned as of the Thirteenth Amendment Effective Date, and shall be payable at the execution and delivery of this Amendment.

4. Fee Due at Maturity. Borrowers and Lender acknowledge and agree that, pursuant to the Eleventh Amendment to Loan and Security Agreement, dated as of February 26, 2026, by and among the Borrowers, the Guarantors and the Lender, Borrowers are obligated to pay to Lender a non-refundable amendment fee in an amount equal to $150,000 (the "Additional Fee"), which fee was fully earned as of the Eleventh Amendment Effective Date and is payable on the Maturity Date, and that such obligation remains in full force and effect. In consideration of Lender's agreement to enter into this Amendment, Borrowers shall pay to Lender an additional non-refundable amendment fee in an amount equal to $50,000 (the "Thirteenth Amendment Additional Fee"), such that the aggregate amount of the Additional Fee and the Thirteenth Amendment Additional Fee is $200,000. The Thirteenth Amendment Additional Fee is fully earned as of the Thirteenth Amendment Effective Date, and shall be payable on the Maturity Date. For the avoidance of doubt, the Thirteenth Amendment Additional Fee is in addition to, and not in substitution for, the Additional Fee, and nothing in this Amendment shall be deemed to require Borrowers to pay the Additional Fee more than once.

5. Conditions Precedent. This Amendment shall be effective on the date (such date, the “Thirteenth Amendment Effective Date”) that each of the following conditions have been satisfied, in form and substance satisfactory to Lender:

(a) The Lender shall have received a fully executed copy of this Amendment;

(b) The Lender shall have received a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to the Lender, of the Board of Directors or equivalent authorizing body of Borrowers authorizing, as applicable, the execution, delivery of this Amendment and the performance of this Amendment, certified by the Secretary, an Assistant Secretary or other authorized representatives of Borrowers as of the Thirteenth Amendment Effective Date, which certificate shall state that the resolutions or other action hereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect; and

(c) The Lender shall have received the Amendment Fee set forth in Section 3 above and Borrowers shall have paid or cause to be paid all fees and expenses required to be paid in accordance with this Amendment.

6. Representations and Warranties. Borrowers hereby represent and warrant to Lender as follows:

(a) Each Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by each Borrower and constitute the legal, valid and binding obligation of Borrowers, enforceable in accordance with its terms.

(b) The execution, delivery and performance by each Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to any Borrower, or the certificate of formation, articles of incorporation, operating agreement, or by-laws of any Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

7. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

8. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

9. Release. Each Credit Party hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, such Credit Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever relating to any Loan Document arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10. Costs and Expenses. Borrowers hereby reaffirms their agreement under the Loan Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrowers specifically agree to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make a loan to the Borrowers under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, and costs and expenses.

11. Counterparts. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of the Agreement.

12. Headings. Section Headings are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting this Amendment.

13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

[Signature Pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:	AIR INDUSTRIES MACHINING, CORP.

	By:	/s/ Scott Glassman
		Name:	Scott Glassman
		Title:	Acting Chief Executive Officer and President

NASSAU TOOL WORKS, INC.

By:	/s/ Scott Glassman
	Name:	Scott Glassman
	Title:	Acting Chief Executive Officer and President

THE STERLING ENGINEERING CORPORATION

By:	/s/ Scott Glassman
	Name:	Scott Glassman
	Title:	Acting Chief Executive Officer and President

GUARANTORS:	AIR INDUSTRIES GROUP, AIR REALTY GROUP, LLC

By:	/s/ Scott Glassman
	Name:	Scott Glassman
	Title:	Acting Chief Executive Officer and President

[Signature page to Thirteenth Amendment to Loan and Security Agreement (Webster/Air Industries)]

SANTANDER BANK, N.A., as successor by merger to Webster Bank, National Association

By:	/s/ Andrew Bella
	Name:	Andrew Bella
	Title:	Senior Managing Director

[Signature page to Thirteenth Amendment to Loan and Security Agreement (Webster/Air Industries)]